                                                                    Exhibit 99.2

                                    FORM OF
                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
                          APPRECIATION NOTES DUE 2007

                                       OF
                            BRILL MEDIA COMPANY, LLC
                                      AND
                          BRILL MEDIA MANAGEMENT, INC.

              PURSUANT TO THE PROSPECTUS DATED MARCH       , 1998

    Offer to exchange Series B Appreciation Notes due 2007 ("Exchange Appreciation Notes"), which are fully and unconditionally guaranteed by subsidiaries of Brill Media Company, LLC, and Brill Media Management, Inc., and have been registered under the Securities Act of 1933, as amended, for any and all outstanding Appreciation Notes due 2007 ("Original Appreciation Notes"), which are fully and unconditionally guaranteed by subsidiaries of Brill Media Company, LLC, and Brill Media Management, Inc., and have not been so registered,
pursuant to the Prospectus dated March       , 1998.

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
   CITY TIME, ON       , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted as follows:

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  THE UNITED STATES TRUST COMPANY OF NEW YORK
                             (THE "EXCHANGE AGENT")

                         FOR INFORMATION BY TELEPHONE:
                                 1-800-548-6565

      BY REGISTERED OR CERTIFIED MAIL:                   BY HAND BEFORE 4:30 P.M.:
       The United States Trust Company                The United States Trust Company
                 of New York                                    of New York
         P.O. Box 843 Cooper Station                           111 Broadway
          New York, New York 10276                       New York, New York 10006
     Attention: Corporate Trust Services             Attention: Lower Level Corporate
                                                               Trust Window

          BY OVERNIGHT COURIER AND                      BY FACSIMILE TRANSMISSION:
          BY HAND AFTER 4:30 P.M.:                            (212) 780-0592
       The United States Trust Company                  Attention: Customer Service
                 Of New York                             Confirm by Telephone to:
          770 Broadway, 13th Floor                            (800) 548-6565
          New York, New York 10003

          (ORIGINALS OF ALL DOCUMENTS SENT BY FACSIMILE SHOULD BE SENT
             PROMPTLY BY REGISTERED OR CERTIFIED MAIL, BY HAND, OR
                        BY OVERNIGHT DELIVERY SERVICE.)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

    List below the Original Appreciation Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and aggregate principal of Original Appreciation Notes should be listed on a separate signed schedule affixed hereto.

 -------------------------------------------------------------------------------------------
   DESCRIPTION OF ORIGINAL APPRECIATION NOTES TENDERED (ATTACH ADDITIONAL SIGNED PAGES, IF
                                         NECESSARY)
 -------------------------------------------------------------------------------------------
             (1)                    (2)             (3)             (4)             (5)
                                                                                 AGGREGATE
                                                                                 PRINCIPAL
                                                                                 AMOUNT OF
                                                                               ORIGINAL NOTES
 NAME(S) AND ADDRESS(ES) OF                                                     TENDERED IN
  REGISTERED ORIGINAL NOTE      CERTIFICATE      AGGREGATE                      EXCHANGE FOR
HOLDER(S), EXACTLY AS NAME(S)   NUMBER(S) OF     PRINCIPAL       AGGREGATE      CERTIFICATED
 APPEAR(S) ON ORIGINAL NOTE       ORIGINAL         AMOUNT        PRINCIPAL        EXCHANGE
 CERTIFICATE(S) (PLEASE FILL    APPRECIATION   REPRESENTED BY      AMOUNT       APPRECIATION
        IN, IF BLANK)              NOTES*      CERTIFICATE(S)    TENDERED**       NOTES***
---------------------------------------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------

                               --------------------------------------------------------------
                                TOTAL NUMBER
                                OF WARRANTS

---------------------------------------------------------------------------------------------

  * Need not be completed if Original Appreciation Notes are being tendered by book-entry transfer in accordance with DTC's ATOP procedures for transfer.

 ** Unless otherwise indicated in this column, the aggregate principal amount represented by all Original Appreciation Notes Certificates identified in Column 1 or delivered to the Exchange Agent shall be deemed tendered.

*** Unless otherwise indicated, the holder will be deemed to have tendered
    Original Appreciation Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, The Depository Trust Company ('DTC') and registered in the name of Cede & Co., its nominee.

    The undersigned hereby acknowledges receipt of the Prospectus dated       ,
1998 (the "Prospectus") of Brill Media Company, LLC, a Virginia limited liability company ("BMC") and Brill Media Management, Inc., a Virginia corporation (collectively with BMC, the "Issuer")and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange its Series B Appreciation Notes due 2007 (the "Exchange Appreciation Notes"), for an equal principal amount of its outstanding Appreciation Notes due 2007 (the "Original Appreciation Notes") of which $3,000,000 aggregate principal amount is outstanding. The terms of the Exchange Appreciation Notes are identical in all material respect to the Original Appreciation Notes, except that the Exchange Appreciation Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act") pursuant to a Registration Statement, and, therefore, will not bear legends restricting their transfer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

    The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    This Letter of Transmittal is to be used by holders of Original Appreciation Notes to accept the Exchange Offer if: (i) tender of Original Appreciation Notes is to be made according to the Automated Tender Offer Program ("ATOP") of the Depository Trust Company ("DTC"), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer-- Procedures for Tendering--Original Securities held through DTC"; (ii) certificates representing Original Appreciation Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering--Original Securities held by Holders"; or (iii) tender of Original Appreciation Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures."

NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A 'DTC PARTICIPANT') TENDERING ORIGINAL APPRECIATION NOTES THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THOUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

    DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    DTC Participants who wish to cause their Original Appreciation Notes to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures--Original Securities held through DTC." Holders who wish to tender their Original Appreciation Notes but (i) whose Original Appreciation Notes are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Original Appreciation Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures--Original Securities held by Holders."

    The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ / CHECK HERE IF TENDERED ORIGINAL APPRECIATION NOTES ARE BEING DELIVERED TO
    THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED EXCHANGE APPRECIATION NOTES.

    Unless the undersigned (i) has completed the appropriate columns in the box entitled "Description of Original Appreciation Notes Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Original Appreciation Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry, Delivery and Form" as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED ORIGINAL APPRECIAION NOTES ARE BEING DELIVERED BY
    BOOK- ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________
The Depository Trust Company Account Number ____________________________________ Transaction Code Number ________________________________________________________
/ / CHECK HERE IF TENDERED ORIGINAL APPRECIATION NOTES ARE BEING DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): _______________________________________________
Window Ticket Number (if any): _________________________________________________
Date of Execution of Notice of Guaranteed Delivery: ____________________________ Name of Eligible Institution that Guaranteed Delivery: _________________________ If delivered by book-entry transfer: ___________________________________________
Account Number ____________________ Transaction Code Number ____________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the Original Appreciation Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Appreciation Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of the Issuer, all right, title and interest in and to such Original Appreciation Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Original Appreciation Notes tendered hereby to be transferred and exchanged.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Appreciation Notes tendered hereby and to acquire the Exchange Appreciation Notes issuable upon the exchange of such tendered Original Appreciation Notes, and that the Exchange Agent, as agent of the Issuer, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of the Issuer. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Original Appreciation Notes tendered hereby.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in Exxon Capital Holdings Corporation (available May 13, 1988) or similar no-action letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, the Issuer believes that the Exchange Appreciation Notes issued in exchange for the Original Appreciation Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than (i) a broker-dealer who purchases such Exchange Appreciation Notes from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such Exchange Appreciation Notes are acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement with any person to participate in a distribution of the Exchange Appreciation Notes and (iii) such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Appreciation Notes. By tendering Original Appreciation Notes in exchange for Exchange Appreciation Notes, each holder will represent to the Issuer that: (i) it is not such an affiliate of the Issuer, (ii) any Exchange Appreciation Notes to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Appreciation Notes. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive Exchange Appreciation Notes for its own account in exchange for Original Appreciation Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Appreciation Notes.

    If the undersigned is a broker-dealer that will receive Exchange Appreciation Notes for its own account in exchange for Original Appreciation Notes, where such Original Appreciation Notes were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Appreciation Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Nevertheless a broker-dealer may be deemed to be an "underwriter" under the Securities Act notwithstanding such disclaimer. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Appreciation Notes (other than a resale of Exchange Appreciation Notes received in exchange for an unsold allotment from the original sale of the Original Appreciation Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the date the Registration Statement relating to the Exchange Offer has become effective. The Issuer has agreed that for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to each broker-dealer which makes a market in the Original Appreciation Notes and receives Exchange Appreciation Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such Exchange Appreciation Notes. By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Appreciation Notes pursuant to the Exchange Offer hereby acknowledges and agrees to notify the Issuer prior to using the Prospectus in connection with the sale or transfer of Exchange Appreciation Notes and that, upon receipt of notice from the Issuer of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Issuer has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Issuer has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Issuer agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified the Issuer. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Appreciation Notes.

    The undersigned represents that (i) the Exchange Appreciation Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements with any person to participate in the distribution of such Exchange Appreciation Notes or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the Exchange Appreciation Notes, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not (a) a broker-dealer that will receive Exchange Appreciation Notes for its own account in exchange for Original Appreciation Notes that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

    All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

    The undersigned understands that tenders of the Original Appreciation Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the Exchange Offer.

    The undersigned understands that if its Original Appreciation Notes are accepted for exchange, interest on the Exchange Appreciation Notes will accumulate from the last interest payment date on which interest was paid on the Original Appreciation Notes surrendered in exchange therefor, or if no interest has been paid, from the original date of issuance of the Original Appreciation Notes.

    The undersigned recognizes that unless the holder of Original Appreciation Notes (i) completes the appropriate column of the box entitled "Description of Original Appreciation Notes Tendered" above and (ii) checks the box entitled "Check here if tendered shares of Original Appreciation Notes are being delivered to the Exchange Agent in exchange for certificated Exchange Appreciation Notes" above, such holder, when tendering such Original Appreciation Notes, will be deemed to have tendered such Original Appreciation Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry, Delivery and Form" in the Prospectus.

    The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," the Issuer may not be required to accept for exchange any of the Original Appreciation Notes tendered. Original Appreciation Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by the Issuer, in its sole discretion, and such determination will be final and binding. Unless waived by the Issuer, irregularities and defects must be cured by the Expiration Date. The Issuer shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the Exchange Appreciation Notes (and, if applicable, substitute certificates representing Original Appreciation Notes for any Original Appreciation Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the Exchange Appreciation Notes (and, if applicable, substitute certificates representing Original Appreciation Notes for any Original Appreciation Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Original Appreciation Notes Tendered."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

  ____________________________________________________________________________

  ____________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)

  Date: ______________________________________________________________________

  Area Code and Telephone Number: ____________________________________________

      If a holder is tendering any Original Appreciation Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Appreciation Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
  an Eligible Institution: ___________________________________________________
                                      (AUTHORIZED SIGNATURE)

   __________________________________________________________________________

   __________________________________________________________________________
                                    (TITLE)

   __________________________________________________________________________
                                 (NAME OF FIRM)

  Dated: _____________________________________________________________________
  ----------------------------------------------------------------------------

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if Exchange Appreciation Notes (and, if applicable, substitute certificates representing Original Appreciation Notes for any Original Appreciation Notes not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above. Issue Exchange Appreciation Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)
                         (COMPLETE SUBSTITUTE FORM W-9)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Exchange Appreciation Notes (and, if applicable, substitute certificates representing Original Appreciation Notes for any Original Appreciation Notes not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Original Appreciation Notes Tendered" on this Letter of Transmittal above.

  Mail Exchange Appreciation Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)
-----------------------------------------------------

    IMPORTANT: EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING ORIGINAL APPRECIATION NOTES OR (B) A BOOK-ENTRY CONFIRMATION INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
    PAYOR'S NAME: BRILL MEDIA COMPANY, LLC AND BRILL MEDIA MANAGEMENT, INC.

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART I--Taxpayer Identification       Social Security Number
            FORM W-9              Number                             OR ------------------------
   Department of the Treasury     Enter your taxpayer               Employer Identification Number
    Internal Revenue Service      identification number in the     NOTE: If the account is in more
                                  appropriate box. For most        than one name, see the chart on
                                  individuals, this your social    page 2 of the enclosed
                                  security number. If you do not   Guidelines to determine what
                                  have a number, see how to        number to give.
                                  obtain a "TIN" in the enclosed
                                  Guidelines.
                                  -----------------------------------------------------------------
                                  PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                  (See enclosed Guidelines)
  Payor's Request for Taxpayer
 Identification Number ("TIN")
       and Certification
---------------------------------------------------------------------------------------------------
 Under the penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal
 Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION GUIDELINES--You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are not longer subject to backup withholding, do not cross our item (2).

 Signature   Date --------------------
---------------------------------------------------------------------------------------------------
                  CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I
 intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the Exchange Appreciation Notes shall be retained until I provide a Taxpayer
 Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification
 Number.

 Signature   Date --------------------
---------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
 PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
 CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
 -----

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND ORIGINAL APPRECIATION NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Original Appreciation Notes to accept the Exchange Offer if: (i) tender of Original Appreciation Notes is to be made by DTC Participants through ATOP, for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering--Original Securities held through DTC"; (ii) certificates representing Original Appreciation Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering--Original Securities held by Holders"; or (iii) tender of Original Appreciation Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Guaranteed Delivery Procedures." Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a DTC Participant tendering Original Appreciation Notes through ATOP where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such DTC Participant must electronically transmit its acceptance to DTC through ATOP, and then DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at DTC and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, DTC Participants will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Issuer will be able to enforce such agreement against such DTC Participants.

    In order to validly tender Original Appreciation Notes pursuant to the Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Original Appreciation Notes or
(B) a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer into the Exchange Agent's account at DTC of all Original Appreciation Notes delivered electronically must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    If a holder or DTC Participant desires to tender Original Appreciation Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Original Appreciation Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Original Appreciation Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, must be received by the Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and (iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the Exchange Agent a properly completed and duly executed Letter of Transmittal as well as the certificate(s) representing all tendered Original Appreciation Notes in proper form for transfer, and all other documents required by the Letter of Transmittal or (B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such Original Appreciation Notes into the Exchange Agent's account at DTC as set forth in the Prospectus.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL APPRECIATION NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY

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
THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Exchange Agent.

    No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Original Appreciation Notes for exchange.

    The Original Appreciation Notes were issued as units, each of which was immediately separable into one Original Appreciation Note and one 12% Senior Note due 2007 of the Issuer (the "Units"). By submitting this Letter of Transmittal to tender Original Appreciation Notes, or by electronically transmitting acceptance of the Exchange Offer through ATOP, a holder of Units will request the separation of such Units into their component parts.

    See "The Exchange Offer" in the Prospectus.

    2. WITHDRAWALS. Tenders of Original Appreciation Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Original Appreciation Notes to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the principal amount due at the stated maturity of Original Appreciation Notes to which such withdrawal relates and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Original Appreciation Notes must (i) specify the name of the person who tendered the Original Appreciation Notes to be withdrawn, (ii) contain a description of the Original Appreciation Notes to be withdrawn (including the certificate number or numbers and principal amount due at the stated maturity of such Original Appreciation Notes) and (iii) be signed by the holder of such Original Appreciation Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to the Issuer, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Original Appreciation Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Appreciation Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Original Appreciation Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Original Appreciation Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Original Appreciation Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Original Appreciation Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any Original Appreciation Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in

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
a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

    The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Original Appreciation Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Original Appreciation Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an "eligible institution" within the meaning of Rule l7Ad-l5 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"). If Original Appreciation Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Original Appreciation Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Original Appreciation Notes should indicate in the applicable box the name and address to which Exchange Appreciation Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Appreciation Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Original Appreciation Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

    5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Issuer on account of Exchange Appreciation Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuer (or the Transfer Agent with respect to the Exchange Appreciation Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the Exchange Appreciation Notes until the holder furnishes the Issuer or the Transfer Agent with respect to the Exchange Appreciation Notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9

(including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Original Appreciation Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Original Appreciation Notes to be deemed invalidly tendered, but may require the Issuer or the Transfer Agent with respect to the Exchange Appreciation Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the Exchange Appreciation Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Original Appreciation Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Appreciation Notes and/or substitute Original Appreciation Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Appreciation Notes tendered hereby, or if tendered Original Appreciation Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Appreciation Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Appreciation Notes specified in this Letter of Transmittal.

    7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

    8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Appreciation Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Appreciation Notes for exchange.

    Neither the Issuer nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Original Appreciation Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

    10. MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL APPRECIATION NOTES. Any holder whose Original Appreciation Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

    All tendered Original Appreciation Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent. Requests for assistance and additional copies of the Prospectus, the Letter of Transmittal and other related documents should be directed to the Exchange Agent.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                  THE UNITED STATES TRUST COMPANY OF NEW YORK

                                 BY FACSIMILE:
                                 (212) 780-0592
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 BY TELEPHONE:
                                 (800) 548-6565

                                    BY MAIL:
                    UNITED STATES TRUST COMPANY OF NEW YORK
                                  P.O. BOX 843
                                 COOPER STATION
                            NEW YORK, NEW YORK 10276
                         ATTN: CORPORATE TRUST SERVICES

                             BY HAND TO 4:30 P.M.:
                    UNITED STATES TRUST COMPANY OF NEW YORK
                                  111 BROADWAY
                            NEW YORK, NEW YORK 10006
                 ATTENTION: LOWER LEVEL CORPORATE TRUST WINDOW

               BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.:
                    UNITED STATES TRUST COMPANY OF NEW YORK
                            770 BROADWAY, 13TH FLOOR
                            NEW YORK, NEW YORK 10003
                     ATTN: CORPORATE TRUST REDEMPTION UNIT

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